                                                                                                                       Exhibit 99.11

FORM 5 (10/06)                                  FORM 5. INVOLUNTARY PETITION 07-10928
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                   UNITED STATES BANKRUPTCY COURT                                   INVOLUNTARY PETITION
                        DISTRICT OF DELAWARE
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IN RE (Name of Debtor - If Individual: Last, First, Middle)               ALL OTHER NAMES, used by debtor in the last 8 years
     EARTH BIOFUELS, INC.
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LAST FOUR DIGITS OF SOC. SEC. NO./Complete EIN or other TAX I.D. NO.
(If more than one, state all.)
     EIN: 71-0915825
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STREET ADDRESS OF DEBTOR (No. and street, city, state, and zip code)      MAILING ADDRESS OF DEBTOR (If different from street
                                                                          address)

     3001 KNOX STREET
     SUITE 403
     DALLAS, TX 75205
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                         COUNTY OF RESIDENCE OR PRINCIPAL
                         PLACE OF BUSINESS
                         DALLAS
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LOCATION OF PRINCIPAL ASSETS OF BUSINESS DEBTOR (If Different from previously listed addresses)

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CHAPTER OF BANKRUPTCY CODE UNDER WHICH PETITION IS FILED
     |X| Chapter 7   | | Chapter 11
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                                  INFORMATION REGARDING DEBTOR (Check applicable boxes)

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NATURE OF DEBTS                                   TYPE OF DEBTOR                       NATURE OF BUSINESS (Check one box)
(Check one box)                               (Form of Organization)
                                        | | Individual (Includes Joint Debtor)           | | Health Care Business
Petitioners believe:
                                        |X| Corporation (Includes LLC and LLP)           | | Single Asset Real Estate as defined
                                                                                             in 11 U.S.C. 101(51)(B)
| | Debts are primarily consumer debts  | | Partnership

                                        | | Other (If Debtor is not one of the above     | | Railroad
                                            entities, check this box and state type of
|X| Debts are primarily business debts      entity below.)                               | | Stockbroker

                                                                                         | | Commodity Broker

                                                                                         | | Clearing Bank

                                                                                         |X| Other
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                     VENUE                                             FILING FEE (Check one box)

|X|  Debtor has been domiciled or has had  a            |X| Full fee attached
residence, principal place of  business, or
principal assets in District for 180 days               | | Petitioner is a child support creditor or its representative, and
preceding the date of this petition or for a                the  immediately form specified in 304(g) of the Bankruptcy Reform
longer part of such 180 days than in any other              Act of 1994 is attached.
District                                                [IF A CHILD SUPPORT CREDITOR OR ITS REPRESENTATIVE IS A PETITION, AND IF
                                                        THE PETITION FILES THE FORM SPECIFIED IN 304(G) OF THE BANKRUPTCY REFORM
| | A  bankruptcy case concerning the debtor's          ACT OF 1994, NO FEE IS REQUIRED.]
affiliate, general partner or partnership is
pending in this District
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                                     PENDING BANKRUPTCY CASE FILED BY OR AGAINST ANY PARTNER
                  OR AFFILIATE OF THIS DEBTOR (Report information for any additional cases on attached sheets.)
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NAME OF DEBTOR                           CASE NUMBER                                    DATE

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RELATIONSHIP                             DISTRICT                                       JUDGE

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                                   ALLEGATIONS                                                   COURT USE ONLY
                            (Check applicable boxes)

1. |X|  Petitioner(s) are eligible to file this petition pursuant to 11 U.S.C.
303(b)

2. |X| The  debtor is a person against whom an order for relief may be entered
under title 11 of the United States Code.                                                     DKT. NO.
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3.a. |X| The debtor is generally not paying such debtor's debts as they become                DT. FILED 7/11/07
due, unless such debtors are the subject of a bona fide dispute as to liability or amount;

or

3.b. | | Within 120 days preceding the filing of this petition, a custodian, other than a trustee, receiver, or agent appointed or authorized to take charge of less than substantially all of the property of the debtor for the purpose of enforcing a lien against such property, was appointed or took possession.
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OFFICIAL FORM 5 - Involuntary Petition - Page 2                                             Name of Debtor EARTH BIOFUELS, INC.
                                                                                                           -------------------------
                                                                                            Case No.
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                                                          TRANSFER OF CLAIM
| | Check this box if there has been a transfer of any claim against the debtor by or to any petitioner. Attach all documents evidencing the transfer and any statements that are required under Bankruptcy Rule 1003(a).
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                                                         REQUEST FOR RELIEF
Petitioner(s) request that an order for relief be entered against the debtor under the chapter of title 11, United States Code, specified in this petition. If any petitioner is a foreign representative appointed in a foreign proceeding, a certified copy of the order of the court granting recognition is attached.
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Petitioner(s) declare under penalty of perjury that the
foregoing is true and correct according to the best of
their knowledge, information, and belief.
                                                               X /s/ Adam Landis                 7/11/07
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                                                               Signature of Attorney               Date
X /s/ Jeff Sabin     Representative            7/11/07
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Signature of Petitioner or                   Date Signed
Representative (State title)
                                                               Landis Rath & Cobb LLP (Delaware counsel)
                                                               ---------------------------------------------------------------------
Castlerigg Master Investments Ltd.,                            Name of Attorney Firm (If any)
By Castlerigg Master Investments Ltd.
                                                               Address
by Sandell Asset Management its investment advisor                    919 Market Street, Suite 600
-----------------------------------------------------------           --------------------------------------------------------------
Name of Petitioner                                                    Wilmington, DE 19801
                                                                      --------------------------------------------------------------
                                                                      Attn. Adam G. Landis, Esq.
Mailing Address of Individual Signing in                              --------------------------------------------------------------
Representative Capacity:                                       Telephone No. (302) 467-4400
                                                                             -------------------------------------------------------
     c/o Sandell Asset Management
     40 West 57th Street                                       Schulte Roth & Zabel LLP
     26th Floor                                                ---------------------------------------------------------------------
     New York, New York 10019                                  Name of Attorney Firm (If any)

                                                               Address
                                                                      919 Third Avenue
                                                                      --------------------------------------------------------------
                                                                      New York, New York 10022
                                                                      --------------------------------------------------------------
                                                                      Attn. Jeffrey S. Sabin, Esq. and David M. Hillman, Esq.
                                                                      --------------------------------------------------------------
                                                                      Telephone No. (212) 756-2000
                                                                                    ------------------------------------------------

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Petitioner(s) declare under penalty of perjury that the
foregoing is true and correct according to the best of
their knowledge, information, and belief.
                                                               X /s/ Adam Landis                 7/11/07
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                                                               Signature of Attorney               Date
X /s/ Gerald Stahlecker                        7/11/07
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Signature of Petitioner or                   Date Signed
Representative (State title)
                                                               Landis Rath & Cobb LLP (Delaware counsel)
                                                               ---------------------------------------------------------------------
                                                               Name of Attorney Firm (If any)
Radcliffe SPC, Ltd. for and on behalf of the Class A
Convertible Crossover Segregated Portfolio                     Address
                                                                      919 Market Street, Suite 600
By: RG Capital Management, L.P. its investment advisor,               --------------------------------------------------------------
                                                                      Wilmington, DE 19801
By: RGC Management Company, LLC its General Partner                   --------------------------------------------------------------
-----------------------------------------------------------           Attn. Adam G. Landis, Esq.
Name of Petitioner                                                    --------------------------------------------------------------
                                                               Telephone No. (302) 467-4400
                                                                             -------------------------------------------------------
Mailing Address of Individual Signing in
Representative Capacity:                                       Wilmer Cutler Pickering Hale and Dorr LLP
                                                               ---------------------------------------------------------------------
     c/o RG Capital Management, L.P.                           Name of Attorney Firm (If any)
     3 Bala Plaza East
     Suite 501                                                 Address
     Bala Cynwyd, Pennsylvania 19004                                  399 Park Avenue
                                                                      --------------------------------------------------------------
                                                                      New York, New York 10022   Attn: Philip D. Anker
                                                                      --------------------------------------------------------------
                                                                      Telephone No. (212) 230-8800
                                                                                    ------------------------------------------------
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OFFICIAL FORM 5 - Involuntary Petition - Page 3                                             Name of Debtor EARTH BIOFUELS, INC.
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                                                                                            Case No.
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                                   PETITIONING CREDITOR CLAIM INFORMATION CONTINUED ON NEXT PAGE
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NOTE: If there are more than three petitioners, attach         TOTAL AMOUNT OF PETITIONERS' CLAIMS
additional sheets with the statement under penalty of                                  See Page 5
perjury, each petitioner's signature under the statement
and the name of attorney and petitioning creditor
information in the format above.
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                                                   PETITIONING CREDITORS CONTINUED
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Petitioner(s) declare under penalty of perjury that the
foregoing is true and correct according to the best of
their knowledge, information, and belief.
                                                               X /s/ Adam Landis                 7/11/07
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                                                               Signature of Attorney               Date
X /s/ David Karp Representative                7/11/07
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Signature of Petitioner or                   Date Signed
Representative (State title)
                                                               Landis Rath & Cobb LLP (Delaware counsel)
                                                               ---------------------------------------------------------------------
Portside Growth Opportunity Fund                               Name of Attorney Firm (If any)
By Portside Growth Opportunity Fund
                                                               Address
by Ramius Capital Group, L.L.C. its investment advisor                919 Market Street, Suite 600
-----------------------------------------------------------           --------------------------------------------------------------
Name of Petitioner                                                    Wilmington, DE 19801
                                                                      --------------------------------------------------------------
                                                                      Attn. Adam G. Landis, Esq.
Mailing Address of Individual Signing in                              --------------------------------------------------------------
Representative Capacity:                                       Telephone No. (302) 467-4400
                                                                             -------------------------------------------------------
     c/o Ramius Capital Group, L.L.C.
     666 Third Avenue                                          Hennigan Bennett & Dorman
     26th Floor                                                ---------------------------------------------------------------------
     New York, New York 10017                                  Name of Attorney Firm (If any)

                                                               Address
                                                                      865 South Figueroa Street
                                                                      --------------------------------------------------------------
                                                                      Los Angeles, CA 90017
                                                                      --------------------------------------------------------------
                                                                      Attn: Bruce Bennett, Esq.
                                                                      --------------------------------------------------------------
                                                                      Telephone No. (213) 694-1012
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Petitioner(s) declare under penalty of perjury that the
foregoing is true and correct according to the best of
their knowledge, information, and belief.
                                                               X /s/ Adam Landis                 7/11/07
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                                                               Signature of Attorney               Date
X /s/ Jerry Eicke Managing Partner             7/11/07
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Signature of Petitioner or                   Date Signed
Representative (State title)
                                                               Landis Rath & Cobb LLP (Delaware counsel)
                                                               ---------------------------------------------------------------------
                                                               Name of Attorney Firm (If any)
Cornell Capital Partners, LP,
                                                               Address
By Cornell Capital Partners, LP                                       919 Market Street, Suite 600
-----------------------------------------------------------           --------------------------------------------------------------
Name of Petitioner                                                    Wilmington, DE 19801
                                                                      --------------------------------------------------------------
                                                                      Attn. Adam G. Landis, Esq.
Mailing Address of Individual Signing in                              --------------------------------------------------------------
Representative Capacity:                                       Telephone No. (302) 467-4400
                                                                             -------------------------------------------------------
     Cornell Capital Partners, LP
     101 Hudson Street                                         Baker Botts L.L.P.
     Suite 3700                                                ---------------------------------------------------------------------
     Jersey City, New Jersey 07303                             Name of Attorney Firm (If any)

                                                               Address
                                                                      2001 Ross Avenue
                                                                      --------------------------------------------------------------
                                                                      Dallas, Texas 75201
                                                                      --------------------------------------------------------------
                                                                      Attn: C. Luckey Mcdowell
                                                                      --------------------------------------------------------------
                                                                      Telephone No. (214) 953-6571
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OFFICIAL FORM 5 - Involuntary Petition - Page 4                                             Name of Debtor EARTH BIOFUELS, INC.
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                                                                                            Case No.
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                                   PETITIONING CREDITOR CLAIM INFORMATION CONTINUED ON NEXT PAGE
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NOTE: If there are more than three petitioners, attach         TOTAL AMOUNT OF PETITIONERS' CLAIMS
additional sheets with the statement under penalty of                                  See Page 5
perjury, each petitioner's signature under the statement
and the name of attorney and petitioning creditor
information in the format above.
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                                                   PETITIONING CREDITORS CONTINUED
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Petitioner(s) declare under penalty of perjury that the
foregoing is true and correct according to the best of
their knowledge, information, and belief.
                                                               X /s/ Adam Landis                 7/11/07
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                                                               Signature of Attorney               Date
X /s/ Richard Chisholm Director                7/11/07
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Signature of Petitioner or                   Date Signed
Representative (State title)
                                                               Landis Rath & Cobb LLP (Delaware counsel)
                                                               ---------------------------------------------------------------------
Evolution Master Fund Ltd. SPC, on behalf of the Segregated    Name of Attorney Firm (If any)
Portfolio M
                                                               Address
By Evolution Master Fund Ltd. SPC, on behalf of the                   919 Market Street, Suite 600
Segregated Portfolio M                                                --------------------------------------------------------------
-----------------------------------------------------------           Wilmington, DE 19801
Name of Petitioner                                                    --------------------------------------------------------------
                                                                      Attn. Adam G. Landis, Esq.
                                                                      --------------------------------------------------------------
Mailing Address of Individual Signing in                       Telephone No. (302) 467-4400
Representative Capacity:                                                     -------------------------------------------------------

     Evolution Master Fund Ltd. SPC, on behalf of the          Cadwalader Wickersham & TAFT
     Segregated Portfolio M                                    ---------------------------------------------------------------------
     Walker House, Mary Street                                 Name of Attorney Firm (If any)
     P.O. Box 908 GT
     Georgetown, Cayman Island                                 Address
                                                                      One World Financial Center
                                                                      --------------------------------------------------------------
                                                                      New York, New York 10281
                                                                      --------------------------------------------------------------
                                                                      Attn: Gregory M. Petrick
                                                                      --------------------------------------------------------------
                                                                      Telephone No. (212) 504-6373
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OFFICIAL FORM 5 - Involuntary Petition - Page 5                                             Name of Debtor EARTH BIOFUELS, INC.
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                                                                                            Case No.
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                                                        PETITIONING CREDITORS
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NAME AND ADDRESS OF PETITIONER           NATURE OF CLAIM                         AMOUNT OF CLAIM
Castlerigg Master Investments Ltd.       Past due debt due under the Senior
c/o Sandell Asset Management             Convertible Note issued by Earth        Not less than the principal amount of
40 West 57th Street                      Biofuels, Inc. pursuant to the          $11,500,000, plus interest, fees,
26th Floor                               Securities Purchase Agreement dated     costs, expenses and other amounts,
New York, New York 10019                 as of July 24, 2006, by and among the   as provided for in the Senior
                                         Debtor and Castlerigg Master            Convertible Note and Securities
                                         Investments Ltd. c/o Sandell Asset      Purchase Agreement, all of which is
                                         Management.                             unsecured.
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NAME AND ADDRESS OF PETITIONER           NATURE OF CLAIM                         AMOUNT OF CLAIM
Radcliffe SPC, Ltd. for and on behalf of Past due debt due under the Senior
the Class A Convertible Crossover        Convertible Note issued by Earth        Not less than the principal amount of
Segregated Portfolio                     Biofuels, Inc. pursuant to the          $5,000,000, plus interest, fees, costs,
c/o RG Capital Management, L.P.          Securities Purchase Agreement dated     expenses and other amounts, as
3 Bala Plaza - East                      as of July 24, 2006, by and among the   provided for in the Senior Convertible
Suite 501                                Debtor and Radcliffe SPC, Ltd. for and  Note and Securities Purchase
Bala Cynwyd, Pennsylvania 19004          on behalf of the Class A Convertible    Agreement, all of which is unsecured.
                                         Crossover Segregated Portfolio.
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NAME AND ADDRESS OF PETITIONER           NATURE OF CLAIM                         AMOUNT OF CLAIM
Portside Growth and Opportunity Fund     Past due debt due under the Senior
c/o Ramius Capital Group, L.L.C.         Convertible Note issued by Earth        Not less than the principal amount of
666 Third Avenue                         Biofuels, Inc. pursuant to the          $2,000,000, plus interest, fees, costs,
26th Floor                               Securities Purchase Agreement dated     expenses and other amounts, as
New York, New York 10017                 as of July 24, 2006, by and among the   provided for in the Senior Convertible
                                         Debtor and Portside Growth and          Note and Securities Purchase
                                         Opportunity Fund c/o Ramius Capital     Agreement, all of which is unsecured.
                                         Group, L.L.C.
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NAME AND ADDRESS OF PETITIONER           NATURE OF CLAIM                         AMOUNT OF CLAIM
Cornell Capital Partners, LP             Past due debt due under the Senior
101 Hudson Street                        Convertible Note issued by Earth        Not less than the principal amount of
Suite 3700                               Biofuels, Inc. pursuant to the          $3,000,000, plus interest, fees, costs,
Jersey City, New Jersey 07303            Securities Purchase Agreement dated     expenses and other amounts, as
                                         as of July 24, 2006, by and among the   provided for in the Senior Convertible
                                         Debtor and Cornell Capital Partners,    Note and Securities Purchase
                                         LP.                                     Agreement, all of which is unsecured.
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NAME AND ADDRESS OF PETITIONER           NATURE OF CLAIM                         AMOUNT OF CLAIM
Evolution Master Fund Ltd. SPC, on       Past due debt due under the Senior
behalf of the Segregated Portfolio M     Convertible Note issued by Earth        Not less than the principal amount of
Walker House, Mary Street                Biofuels, Inc. pursuant to the          $11,500,000, plus interest, fees,
P.O. Box 908 GT                          Securities Purchase Agreement dated     costs, expenses and other amounts,
Georgetown, Cayman Island                as of July 24, 2006, by and among the   as provided for in the Senior
                                         Debtor and Cranshire Capital L.P.       Convertible Note and Securities
                                                                                 Purchase Agreement, all of which is
                                                                                 unsecured.
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NOTE: If there are more than three petitioners, attach additional sheets with    TOTAL AMOUNT OF PETITIONERS' CLAIMS
the statement under penalty of perjury, each petitioner's signature under the    Not less than the aggregate principal
statement and the name of attorney and petitioning creditor information in the   amount of $33,000,000, plus interest,
format above.                                                                    fees, costs, expenses and other
                                                                                 amounts, as provided for in the Senior
                                                                                 Convertible Note and Securities
                                                                                 Purchase Agreement, all of which is
                                                                                 unsecured.
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